Exhibit 99.13(a)

                                                                EXECUTION COPY


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of January 1, 2007, among Morgan Stanley Mortgage Capital Inc. ("MSMCI" or the "Purchaser"), GMAC Mortgage, LLC, a Delaware limited liability company, as successor by merger to GMAC Mortgage Corporation ("Servicer"), and LaSalle Bank National Association ("LaSalle"), as trustee ("Trustee") of Morgan Stanley Mortgage Loan Trust 2007-1XS (the "Trust") and acknowledged by Wells Fargo Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator") and Morgan Stanley Capital I Inc. (the "Depositor").

      WHEREAS, the Purchaser is the owner of various mortgage loans, including the mortgage loans identified on Schedule 1 hereto (the "Specified Mortgage Loans");

      WHEREAS, the Servicer and the Purchaser are parties to a Servicing Agreement, dated as of May 20, 2005 (the "Initial Servicing Agreement") and a First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the "the Servicing Agreement"), pursuant to which the Servicer has agreed to service the Specified Mortgage Loans on behalf of the Purchaser as "Owner" (as such term is defined in the Servicing Agreement);

      WHEREAS, in connection with the servicing of the Mortgage Loans hereunder, the Seller agrees that, from and after the date hereof, each Mortgage Loan serviced hereunder will be subject to the Servicing Agreement;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption

      The Purchaser, as Owner, is the owner of all of the rights, title and interest of the rights (the "Servicing Rights"), in, to and under the Servicing Agreement as it relates to the servicing of the Specified Mortgage Loans. Pursuant to this Assignment, the Purchaser hereby grants, transfers and assigns (i) its rights and obligations, as "Owner" under the Servicing Agreement with respect to the Specified Mortgage Loans other than the Servicing Rights which the Owner explicitly retains and (ii) any rights granted to the Purchaser as Owner under the Servicing Agreement to the Depositor (the "First Assignment and Assumption"), and the Depositor hereby acknowledges the First Assignment and Assumption. Immediately after giving effect to the First Assignment and Assumption, the Depositor hereby grants, transfers and assigns its rights and obligations in and under the First Assignment and Assumption to the Trustee, on behalf of the Trust, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption").

      The Servicer hereby acknowledges each of the First Assignment and Assumption and the Second Assignment and Assumption.

      For the purposes of this Assignment and the Servicing Agreement,
Schedule 1 hereto shall constitute a "Mortgage Loan Schedule" as such term is defined in the Servicing Agreement, and the assignment set forth herein shall constitute a "Reconstitution" (as such term is defined in the Servicing Agreement).

      2.    Recognition of Trustee

      The parties confirm that this Assignment includes the rights relating to amendments or waivers under the Servicing Agreement. Accordingly, the right of MSMCI, as Owner, to consent to any amendment of the Servicing Agreement and its rights concerning waivers as set forth in Section 16 of the Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Servicing Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee on behalf of the Trust as the successor to the Purchaser in its capacity as Owner under the Servicing Agreement.

      It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of January 1, 2007 among the Depositor, Wells Fargo Bank, National Association, as securities administrator and master servicer, and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of the Trust as assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the Trust as assignee shall be had solely to the assets of the Trust.

      3.    Representations and Warranties

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Servicer or MSMCI other than those contained in the Servicing Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

      (c) Each of the Depositor, the Purchaser and the Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Servicer hereby warrants and represents to, and covenants with, the Purchaser and the Trustee that each of the representations and warranties set forth in Section 6.01, other than the representations and warranties set forth in Sections 6.01(a) and 6.01(c) of the Servicing Agreement are true and correct with respect to the Servicer. In addition, the Servicer hereby warrants and represents to, and covenants with, the Purchaser and (i) the Trustee that the Servicer is duly organized, validly existing and in good standing as a limited liability company under the laws of the state of Delaware and the Servicer is duly licensed and qualified in all states which such licensing or qualification is required to conduct its business or perform its obligations hereunder and the services and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of the Servicing Agreement as modified by this Assignment, and (ii) the execution and delivery of this Agreement by the Servicer and the performance of and compliance with the terms of this Agreement will not violate the Servicer's organizational documents or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or its assets.

      (e) The Servicer hereby agrees that, for so long as the Trust is reporting under the Exchange Act, its obligations under Sections 5.04 and 5.05 of the Initial Servicing Agreement and under Sections 31.04 and 31.05 of the Servicing Agreement, as modified by this Assignment, shall survive the termination and removal of the Servicer as servicer of the Specified Mortgage Loans in the Trust and continue to apply for each calendar year during which the Servicer services the Specified Mortgage Loans.

      4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement as provided thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer and the right to exercise certain rights of consent and approval granted to the Purchaser under the Servicing Agreement.

      In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:       121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416

            For further credit to:  50981200, MSM 2007-1XS

      In accordance with the Second Assignment and Assumption, the Trustee, as Owner, hereby directs the Servicer to deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2007-1XS
            Office Number:  (410) 884-2000
            Telecopier: (410) 715-2380

      5.    Amendments to Servicing Agreement.


      (a) The following definitions in Section 1 are revised as follows with respect to the Specified Mortgage Loans:

            a. "Eligible Account" shall have the meaning set forth in the Pooling and Servicing Agreement.

            b. "Eligible Investments" shall have the meaning of Permitted Investments set forth in the Pooling and Servicing Agreement.

            c. "Indemnified Party": each Party described in the first sentence of Section 31.07(a) of the Servicing Agreement.

            d. "Remittance Date" shall mean no later than 1:00 p.m., New York time, on the 18th day of each month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.


      (b) Solely with respect to the Specified Mortgage Loans, the words "; provided, however," to and including the end of the penultimate sentence of paragraph (a) of Section 3.01 are hereby deleted.

      (c) Solely with respect to the Specified Mortgage Loans, the following sentence is inserted as the last sentence of the second paragraph of Section
3.08 of the Servicing Agreement, "All Eligible Investments must mature no later than the Remittance Date on which the amounts invested in such Eligible Investments must be remitted to the Trust."

      (d) The following paragraph is hereby incorporated into the Servicing Agreement as new Section 3.19:

      "3.19 Fair Credit Reporting Act

            The Servicer, in its capacity as servicer for each Mortgage Loan, agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Servicer (three of the credit repositories), on a monthly basis."

      (e) Solely with respect to the Specified Mortgage Loans, the following deletions are hereby made to the fourth paragraph of Section 4.01:

            a. the words "following the Business Day" are hereby deleted from the first sentence and

            b. the word "second" is hereby deleted from the second sentence.

      (f) Solely with respect to the Specified Mortgage Loans, the first sentence of Section 5.04 is amended by adding the words "(with a copy to the Master Servicer)" after the word "Owner".

      (g) Solely with respect to the Specified Mortgage Loans, Section 7.02 is hereby amended by deleting each appearance of the word "corporation" and
(i) in the first paragraph thereof, replacing it with the words "limited liability company," and (ii) in the second paragraph thereof, replacing it with the word "Person."

      (h) Solely with respect to the Specified Mortgage Loans, Section 8.01(b) is hereby amended and restated as follows:

      "(b) failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement (including but not limited to breach by Servicer of any one or more of the representations, warranties and covenants of the Servicer as set forth in Section 6.01 above) which continues uncured for a period of thirty (30) days (except that (x) such number of days shall be fifteen (15) days in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and (y) such number of days shall be fourteen (14) calendar days with respect to the reports required under Sections 31.04 and 31.05 and the last paragraph of
Section 25) after the earlier of the date on which (i) written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner, or (ii) Servicer first becomes aware of such failure."

      (i) Solely with respect to the Specified Mortgage Loans, the rights of the Servicer pursuant to clause (iv) of Section 9.01(a) are hereby deleted.

      (j) Solely with respect to the Specified Mortgage Loans, the rights of the Servicer pursuant to Section 9.02 are hereby deleted.

      (k) Section 20(a) of the Servicing Agreement is hereby amended to add the Master Servicer as an "Indemnified Party" in accordance with such Section.

      (l) Solely with respect to the Specified Mortgage Loans, the following is added to the end of Section 22(a):

      "or as necessary to provide the reports required by Section 4.05 of the Pooling and Servicing Agreement."

      (m) Section 31.03(d) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer to) (i) promptly notify the Purchaser, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company, any Subservicer that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, but only to the extent that such affiliations or relationships do not include the Purchaser, Depositor or any of their respective affiliates as a party,
      (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subcontractor to perform or assist the Company with the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

      (n) Section 31.03 (f) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

      "In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

              (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

              (ii)material breaches of pool asset representations or
            warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

              (iii) information regarding new asset-backed securities
            issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

      (o)   The following is inserted as 31.03 (g) of the Servicing Agreement:

        "The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

      (p) Section 31.04 is hereby amended and restated in its entirety as follows:

        "On or before March 1 of each calendar year, commencing in 2008, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

        "In the event that the Servicer fails to timely comply with this
        Section 31.04, the Depositor shall use its commercially reasonable efforts to obtain written statements or assurances from the Commission, that such failure to provide the required statement of compliance on a timely basis, and a one time additional failure by the Servicer to comply with this Section 31.04, will not result in any adverse effect on the Depositor or its affiliates with respect to any Shelf Registration on Form S-3 of the Depositor or any of its affiliates. Any costs or expenses incurred by the Depositor or the Master Servicer in obtaining such statement or assurances from the Commission shall be reimbursed to the Depositor by the Servicer. In the event that the Depositor is unable to receive any such assurances from the Commission after the use of such commercially reasonable efforts of the related year, such failure by the Servicer to comply with this Section 31.04 shall be deemed an Event of Default, automatically at such time, without notice and without any cure period, and Depositor may, in addition to whatever rights the Depositor may have under Section 20 of the Servicing Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same, as provided in
        Section 9 of the Servicing Agreement. Such termination shall be considered with cause pursuant to Section 9.01 of the Servicing Agreement. This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary."

      (q) Section 31.05(a)(iv) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

        "deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to
        Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Servicer, in the form attached hereto as Exhibit I. In addition to providing the Sarbanes Certification, the Servicer shall also cooperate with the Depositor and provide such additional information as the Depositor may reasonably request with respect thereto."

      (r) The third sentence of Section 31.06(a) is amended to require the Company to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Servicing Agreement: Section 31.02,
      Section 31.03(c), (e), (f) and (g), Section 31.04, Section 31.05,
      Section 31.06(a) and Section 31.07.

      (s) The last sentence of the second paragraph of Section 31.06(b) is amended to require the Company to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under Section 31.05.

      (t) Section 31.07(a)(ii) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

          "(ii) any breach by the Company under this Section 31, including particularly any failure by the Company, any Subservicer, any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required, under this
        Article II, including any failure by the Company to identify pursuant to Section 31.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

      (u) The word "or" is struck at the end of Section 31.07(a)(ii) of the Servicing Agreement, the word "or" is added at the end of Section 31.07(a)(iii) of the Servicing Agreement, and the following is inserted to Section 31.07(a) of the Servicing Agreement:

          "(iv) negligence, bad faith or willful misconduct of the Company in connection with its performance under this Article II.

        If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

        This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

      (v) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 31.07(b)(i) of the Servicing Agreement:

      "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

      (w) The following paragraph is hereby incorporated into the Servicing Agreement as new Section 32:

      "Third Party Beneficiary. For purposes of this Agreement, any master servicer appointed in connection with a Reconstitution by the Owner shall be considered a third party beneficiary to this Agreement (including but not limited to Sections 31.01, 31.03 and 31.04 hereof) with respect to the Specified Mortgage Loans entitled to all the rights and benefits accruing to any master servicer herein with respect to the Specified Mortgage Loans as if it were a direct party to this Agreement."

      (x) Schedule I to the Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Schedule I attached to this Assignment as Exhibit II.

      (y) Exhibit J to the Servicing Agreement is hereby replaced in its entirety with Exhibit IV attached hereto.

      (z) All assessments, reports and certifications required to be delivered by the Servicer this Assignment shall include the Master Servicer as an addressee, and the Master Servicer shall be entitled to rely upon all such assessments, reports and certifications.

      (aa) Written notice provided in compliance with Sections 31.03(d), (e) or (f) of the Servicing Agreement shall be substantially in the form of
Exhibit III to this Agreement.



      6.    Notices

The Depositor's address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2007-1XS


The Trustee's address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1511
            Chicago, Illinois 60603
            Attention: Global Securities and Trust Services MSM 2007-1XS


The Purchaser's address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2007-1XS


      With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

The Servicer's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment is:

            GMAC Mortgage, LLC
            100 Witmer Road
            Horsham, Pennsylvania 92127
            Attention: Executive Vice President of National Loan
            Administration


      7.    Certain Matters Regarding the Trustee

Each party hereto hereby agrees as follows:

      Notwithstanding any term hereof to the contrary, the execution and delivery of this Assignment by Trustee is solely in its capacity as trustee for Morgan Stanley Mortgage Loan Trust 2007-1XS and not individually, and any recourse against Trustee in respect of any obligations it may have under or pursuant to the terms of this Assignment (if any) shall be limited solely to the assets it may hold as trustee of Morgan Stanley Mortgage Loan Trust 2007-1XS.

      8.    Continuing Effect

      Except as contemplated by this Assignment, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

      9.    Governing Law

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      10.   Counterparts

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      11.   Definitions

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Servicing Agreement.




                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.



Purchaser                                            Trust
                                                     MORGAN STANLEY MORTGAGE LOAN TRUST 2007-1XS
MORGAN STANLEY MORTGAGE CAPITAL INC.                 BY: LASALLE BANK NATIONAL
                                                     ASSOCIATION, AS TRUSTEE

         /s/ Valerie Kay                                   /s/ Susan L. Feld
         ----------------------------------                ----------------------------------
By: Valeria Kay                                      By: Susan L. Feld
--------------------------------                     --------------------------------
Its: Vice President                                  Its:  Assistant Vice President
     --------------                                        ------------------------
Taxpayer Identification
Number:

Servicer

GMAC MORTGAGE, LLC

         /s/ Wesley B. Howland
         ----------------------------------
By: Wesley B. Howland
    ----------------------------
Its:  Vice President
      ----------------------------
Taxpayer Identification
Number:

Acknowledged and Agreed:

                                                     WELLS FARGO BANK, NATIONAL
MORGAN STANLEY CAPITAL I INC.                        ASSOCIATION, AS MASTER SERVICER

         /s/ Valerie Kay                                   /s/ Martin Reed
         ----------------------------------                ----------------------------------
By: Valeria Kay                                      By: Martin Reed
--------------------------------                     --------------------------------
Its: Vice President                                  Its:  Vice President
     --------------                                        --------------
Taxpayer Identification
Number:


                                  Schedule I

                       Specified Mortgage Loan Schedule

            [see Schedule A to the Pooling and Servicing Agreement on file with the Servicer, the Master Servicer and the Depositor]


                                                                                                                     EXECUTION COPY
Exhibit IIA: Standard File Layout - Delinquency Reporting

----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                 Description                             Decimal                 Format
                                                                                                                   Comment
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                 A unique number assigned to a loan by the
                                  Servicer.  This may be different than the
                                  LOAN_NBR
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                          A unique identifier assigned to each loan by
                                  the originator.
----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                        Servicer Client Number
----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                 Contains a unique number as assigned by an
                                  external servicer to identify a group of
                                  loans in their system.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME               First Name of the Borrower.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                Last name of the borrower.
----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                      Street Name and Number of Property
----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                        The state where the  property located.
----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                          Zip code where the property is located.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE            The date that the borrower's next payment is                                     MM/DD/YYYY
                                  due to the servicer at the end of processing
                                  cycle, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                         Loan Type (i.e. FHA, VA, Conv)
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE             The date a particular bankruptcy claim was                                       MM/DD/YYYY
                                  filed.
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE           The chapter under which the bankruptcy was
                                  filed.
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR               The case number assigned by the court to the
                                  bankruptcy filing.
----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE            The payment due date once the bankruptcy has                                     MM/DD/YYYY
                                  been approved by the courts
----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE        The Date The Loan Is Removed From Bankruptcy.                                    MM/DD/YYYY
                                  Either by Dismissal, Discharged and/or a
                                  Motion For Relief Was Granted.
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                The Date The Loss Mitigation Was Approved By                                     MM/DD/YYYY
                                  The Servicer
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                     The Type Of Loss Mitigation Approved For A
                                  Loan Such As;
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE            The Date The Loss Mitigation /Plan Is Scheduled                                  MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
                                  To End/Close
----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE            The Date The Loss Mitigation Is Actually                                         MM/DD/YYYY
                                  Completed
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE              The date DA Admin sends a letter to the                                          MM/DD/YYYY
                                  servicer with instructions to begin foreclosure
                                  proceedings.
----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE            Date File Was Referred To Attorney to Pursue                                     MM/DD/YYYY
                                  Foreclosure
----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                  Notice of 1st legal filed by an Attorney in a                                    MM/DD/YYYY
                                  Foreclosure Action
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE         The date by which a foreclosure sale is                                          MM/DD/YYYY
                                  expected to occur.
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                  The actual date of the foreclosure sale.                                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                   The amount a property sold for at the                       2                    No commas(,)
                                  foreclosure sale.                                                                or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE               The date the servicer initiates eviction of                                      MM/DD/YYYY
                                  the borrower.
----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE           The date the court revokes legal possession                                      MM/DD/YYYY
                                  of the property from the borrower.
----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                        The price at which an REO property is                       2                    No commas(,)
                                  marketed.                                                                        or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                         The date an REO property is listed at a                                          MM/DD/YYYY
                                  particular price.
----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                         The dollar value of an offer for an REO                     2                    No commas(,)
                                  property.                                                                        or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                   The date an offer is received by DA Admin or                                     MM/DD/YYYY
                                  by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                  The date the REO sale of the property is                                         MM/DD/YYYY
                                  scheduled to close.
----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE           Actual Date Of REO Sale                                                          MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                     Classification of how the property is
                                  occupied.
----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE               A code that indicates the condition of the
                                  property.
----------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE              The date a  property inspection is performed.                                    MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                    The date the appraisal was done.                                                 MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                      The current "as is" value of the property                  2
                                  based on
----------------------------------------------------------------------------------------------------------------------------------


                                                                 2


----------------------------------------------------------------------------------------------------------------------------------
                                  brokers price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                 The amount the property would be worth if                   2
                                  repairs are completed pursuant to a broker's
                                  price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------------
If applicable:
--------------
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                The circumstances which caused a borrower to
                                  stop paying on a loan. Code indicates the
                                  reason why the loan is in default for this
                                  cycle.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE               Date Mortgage Insurance Claim Was Filed With                                     MM/DD/YYYY
                                  Mortgage Insurance Company.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                      Amount of Mortgage Insurance Claim Filed                                         No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                Date Mortgage Insurance Company Disbursed                                        MM/DD/YYYY
                                  Claim Payment
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                 Amount Mortgage Insurance Company Paid On                   2                    No commas(,)
                                  Claim                                                                            or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE             Date Claim Was Filed With Pool Insurance                                         MM/DD/YYYY
                                  Company
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                    Amount of Claim Filed With Pool Insurance                   2                    No commas(,)
                                  Company                                                                          or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE              Date Claim Was Settled and The Check Was                                         MM/DD/YYYY
                                  Issued By The Pool Insurer
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID               Amount Paid On Claim By Pool Insurance Company              2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE        Date FHA Part A Claim Was Filed With HUD                                        MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT               Amount of FHA Part A Claim Filed                           2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE         Date HUD Disbursed Part A Claim Payment                                         MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT          Amount HUD Paid on Part A Claim                            2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------


                                                                 3


----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE         Date FHA Part B Claim Was Filed With HUD                                       MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                Amount of FHA Part B Claim Filed                          2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE           Date HUD Disbursed Part B Claim Payment                                       MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT          Amount HUD Paid on Part B Claim                            2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                Date VA Claim Was Filed With the Veterans                                       MM/DD/YYYY
                                  Admin
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                 Date Veterans Admin. Disbursed VA Claim                                         MM/DD/YYYY
                                  Payment
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                  Amount Veterans Admin. Paid on VA Claim                    2                    No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------


                                                                EXECUTION COPY
Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

      o  ASUM- Approved Assumption
      o  BAP-  Borrower Assistance Program
      o  CO-   Charge Off
      o  DIL-  Deed-in-Lieu
      o  FFA-  Formal Forbearance Agreement
      o  MOD-  Loan Modification
      o  PRE-  Pre-Sale
      o  SS-   Short Sale
      o  MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
      o  Mortgagor
      o  Tenant
      o  Unknown
      o  Vacant

The Property Condition field should show the last reported condition of the property as follows:
      o  Damaged
      o  Excellent
      o  Fair
      o  Gone
      o  Good
      o  Poor
      o  Special Hazard
      o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

         ---------------------------------------------------------------------
         Delinquency        Delinquency Description
         Code
         ---------------------------------------------------------------------
         001                FNMA-Death of principal mortgagor
         ---------------------------------------------------------------------
         002                FNMA-Illness of principal mortgagor
         ---------------------------------------------------------------------
         003                FNMA-Illness of mortgagor's family member
         ---------------------------------------------------------------------
         004                FNMA-Death of mortgagor's family member
         ---------------------------------------------------------------------
         005                FNMA-Marital difficulties
         ---------------------------------------------------------------------
         006                FNMA-Curtailment of income
         ---------------------------------------------------------------------
         007                FNMA-Excessive Obligation
         ---------------------------------------------------------------------
         008                FNMA-Abandonment of property
         ---------------------------------------------------------------------
         009                FNMA-Distant employee transfer
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------
         011                FNMA-Property problem
         ---------------------------------------------------------------------
         012                FNMA-Inability to sell property
         ---------------------------------------------------------------------
         013                FNMA-Inability to rent property
         ---------------------------------------------------------------------
         014                FNMA-Military Service
         ---------------------------------------------------------------------
         015                FNMA-Other
         ---------------------------------------------------------------------
         016                FNMA-Unemployment
         ---------------------------------------------------------------------
         017                FNMA-Business failure
         ---------------------------------------------------------------------
         019                FNMA-Casualty loss
         ---------------------------------------------------------------------
         022                FNMA-Energy environment costs
         ---------------------------------------------------------------------
         023                FNMA-Servicing problems
         ---------------------------------------------------------------------
         026                FNMA-Payment adjustment
         ---------------------------------------------------------------------
         027                FNMA-Payment dispute
         ---------------------------------------------------------------------
         029                FNMA-Transfer of ownership pending
         ---------------------------------------------------------------------
         030                FNMA-Fraud
         ---------------------------------------------------------------------
         031                FNMA-Unable to contact borrower
         ---------------------------------------------------------------------
         INC                FNMA-Incarceration
         ---------------------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:

         ---------------------------------------------------------------------
           Status Code      Status Description
         ---------------------------------------------------------------------
                09          Forbearance
         ---------------------------------------------------------------------
                17          Pre-foreclosure Sale Closing Plan Accepted
         ---------------------------------------------------------------------
                24          Government Seizure
         ---------------------------------------------------------------------
                26          Refinance
         ---------------------------------------------------------------------
                27          Assumption
         ---------------------------------------------------------------------
                28          Modification
         ---------------------------------------------------------------------
                29          Charge-Off
         ---------------------------------------------------------------------
                30          Third Party Sale
         ---------------------------------------------------------------------
                31          Probate
         ---------------------------------------------------------------------
                32          Military Indulgence
         ---------------------------------------------------------------------
                43          Foreclosure Started
         ---------------------------------------------------------------------
                44          Deed-in-Lieu Started
         ---------------------------------------------------------------------
                49          Assignment Completed
         ---------------------------------------------------------------------
                61          Second Lien Considerations
         ---------------------------------------------------------------------
                62          Veteran's Affairs-No Bid
         ---------------------------------------------------------------------
                63          Veteran's Affairs-Refund
         ---------------------------------------------------------------------
                64          Veteran's Affairs-Buydown
         ---------------------------------------------------------------------
                65          Chapter 7 Bankruptcy
         ---------------------------------------------------------------------
                66          Chapter 11 Bankruptcy
         ---------------------------------------------------------------------
                67          Chapter 13 Bankruptcy
         ---------------------------------------------------------------------


                                                                                                                     EXECUTION COPY
Exhibit IIC: Standard File Layout - Master Servicing


----------------------------------------------------------------------------------------------------------------------------------
Column Name                Description                                   Decimal    Format Comment                          Max
                                                                                                                            Size
----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR           A value assigned by the Servicer to                      Text up to 10 digits                       20
                           define a group of loans.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                   A unique identifier assigned to each loan                Text up to 10 digits                       10
                           by the investor.
----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the                Text up to 10 digits                       10
                           Servicer. This may be different than the
                           LOAN_NBR.
----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME              The borrower name as received in the                     Maximum length of 30 (Last, First)         30
                           file.  It is not separated by first and
                           last name.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled           2    No commas(,) or dollar signs ($)           11
                           interest payment that a borrower is
                           expected to pay, P&I constant.
----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE              The loan interest rate as reported by the           4    Max length of 6                             6
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE               The loan gross interest rate less the               4    Max length of 6                             6
                           service fee rate as reported by the
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE              The servicer's fee rate for a loan as               4    Max length of 6                             6
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT               The servicer's fee amount for a loan as             2    No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                The new loan payment amount as reported             2    No commas(,) or dollar signs ($)           11
                           by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE              The new loan rate as reported by the                4    Max length of 6                             6
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE             The index the Servicer is using to                  4    Max length of 6                             6
                           calculate a forecasted rate.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance             2    No commas(,) or dollar signs ($)           11
                           at the beginning of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------




ACTL_END_PRIN_BAL          The borrower's actual principal balance             2    No commas(,) or dollar signs ($)           11
                           at the end of the processing cycle.
----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle                  MM/DD/YYYY                                 10
                           that the borrower's next payment is due
                           to the Servicer, as reported by Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1            The first curtailment amount to be                  2    No commas(,) or dollar signs ($)           11
                           applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           first curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1            The curtailment interest on the first               2    No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2            The second curtailment amount to be                 2    No commas(,) or dollar signs ($)           11
                           applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           second curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2            The curtailment interest on the second              2    No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3            The third curtailment amount to be                  2    No commas(,) or dollar signs ($)           11
                           applied.
----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3           The curtailment date associated with the                 MM/DD/YYYY                                 10
                           third curtailment amount.
----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3             The curtailment interest on the third               2    No commas(,) or dollar signs ($)           11
                           curtailment amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                    The loan "paid in full" amount as                   2    No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                   The paid in full date as reported by the                 MM/DD/YYYY                                 10
                           Servicer.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Action Code Key: 15=Bankruptcy,             2
ACTION_CODE                The standard FNMA numeric code used to                   30=Foreclosure, , 60=PIF,
                           indicate the default/delinquent status of                63=Substitution,
                           a particular loan.                                       65=Repurchase,70=REO
----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                The amount of the interest adjustment as            2    No commas(,) or dollar signs ($)           11
                           reported by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment                   2    No commas(,) or dollar signs ($)           11
----------------------------------------------------------------------------------------------------------------------------------


                                                                 2


                           amount, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if                 2    No commas(,) or dollar signs ($)           11
                           applicable.
----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT              The amount the Servicer is passing as a             2    No commas(,) or dollar signs ($)           11
                           loss, if applicable.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal                 2    No commas(,) or dollar signs ($)           11
                           amount due at the beginning of the cycle
                           date to be passed through to investors.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL         The scheduled principal balance due to              2    No commas(,) or dollar signs ($)           11
                           investors at the end of a processing
                           cycle.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT             The scheduled principal amount as                   2    No commas(,) or dollar signs ($)           11
                           reported by the Servicer for the current
                           cycle -- only applicable for
                           Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT              The scheduled gross interest amount less            2    No commas(,) or dollar signs ($)           11
                           the service fee amount for the current
                           cycle as reported by the Servicer -- only
                           applicable for Scheduled/Scheduled Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT              The actual principal amount collected by            2    No commas(,) or dollar signs ($)           11
                           the Servicer for the current reporting
                           cycle -- only applicable for
                           Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT               The actual gross interest amount less the           2    No commas(,) or dollar signs ($)           11
                           service fee amount for the current
                           reporting cycle as reported by the
                           Servicer -- only applicable for
                           Actual/Actual Loans.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT        The penalty amount received when a                  2    No commas(,) or dollar signs ($)           11
                           borrower prepays on his loan as reported
                           by the Servicer.
----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the               2    No commas(,) or dollar signs ($)           11
                           loan waived by the servicer.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                   The Effective Payment Date of the                        MM/DD/YYYY                                 10
                           Modification for the loan.
----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                   The Modification Type.                                   Varchar - value can be alpha or            30
----------------------------------------------------------------------------------------------------------------------------------


                                                                 3


                                                                                    numeric
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and               2    No commas(,) or dollar signs ($)           11
                           interest advances made by Servicer.
----------------------------------------------------------------------------------------------------------------------------------


Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet
      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.


      The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------
      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
      4-12. Complete as applicable. Required documentation:
            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.
             * For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)
            * Other expenses - copies of corporate advance history showing all payments
            * REO repairs > $1500 require explanation
            * REO repairs >$3000 require evidence of at least 2 bids.
            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate
            * Unusual or extraordinary items may require further
            documentation.
      13.   The total of lines 1 through 12.
      Credits:
      --------

      4-21. Complete as applicable. Required documentation:
            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.
            * Copy of EOB for any MI or gov't guarantee
            * All other credits need to be clearly defined on the 332 form
      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)
      -------------------------------------------
      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                Date:  _______________
      Phone:  ______________________   Email Address:_____________________


----------------------  ------------------------  -----------------------------
Servicer Loan No.       Servicer Name             Servicer Address


----------------------  ------------------------  -----------------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name:_________________________________________________________
      Property Address:________________________________________________________


      Liquidation Type:  REO Sale          3rd Party Sale         Short Sale      Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown         Yes          No
      If "Yes", provide deficiency or cramdown amount______________________________________

      Liquidation and Acquisition Expenses:
      (1)   Actual Unpaid Principal Balance of Mortgage Loan         $_________________    (1)
      (2)   Interest accrued at Net Rate                             ____________________  (2)
      (3)   Accrued Servicing Fees                                   ____________________  (3)
      (4)   Attorney's Fees                                          ____________________  (4)
      (5)   Taxes (see page 2)                                       ____________________  (5)
      (6)   Property Maintenance                                          _____________________
            (6)
      (7)   MI/Hazard Insurance Premiums (see page 2)                ____________________  (7)
      (8)   Utility Expenses                                         ____________________  (8)
      (9)   Appraisal/BPO                                            ____________________  (9)
      (10)      Property Inspections                                      _____________________
            (10)
      (11)      FC Costs/Other Legal Expenses                        ____________________  (11)
      (12)      Other (itemize)                                      ____________________  (12)
                Cash for Keys__________________________              ____________________  (12)
                HOA/Condo Fees_________________________              ____________________  (12)
                ________________________________________             ____________________  (12)

                Total Expenses                                       $ __________________  (13)
      Credits:
      (14)      Escrow Balance                                       $ __________________  (14)
      (15)      HIP Refund                                                _____________________
            (15)


                                                7


      (16)      Rental Receipts                                      ____________________  (16)
      (17)      Hazard Loss Proceeds                                      _____________________
            (17)
      (18)      Primary Mortgage Insurance / Gov't Insurance              _____________________
            (18a) HUD Part A
                                                                     ____________________  (18b)
      HUD Part B
      (19)      Pool Insurance Proceeds                                   _____________________
            (19)
      (20)      Proceeds from Sale of Acquired Property                   _____________________
            (20)
      (21)      Other (itemize)                                      ____________________  (21)
         _______________________________________________             ____________________  (21)

         Total Credits                                               $___________________  (22)
      Total Realized Loss (or Amount of Gain)                        $___________________  (23)



Escrow Disbursement Detail


-----------------------------------------------------------------------------------------------------------------
      Type          Date Paid        Period of      Total Paid         Base          Penalties       Interest
  (Tax /Ins.)                        Coverage                         Amount
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------


                                  EXHIBIT III


Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer] 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2007-1XS - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

       In accordance with Section [31.03(d)][31.03(e)][31.03(f)] of the Sale and Servicing Agreement, dated as of [date], as amended by the Assignment, Assumption and Recognition Agreement dated as of January 1, 2007 among Morgan Stanley Capital I Inc., as Depositor, GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:



List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

       Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                       [NAME OF PARTY]

                                       as [role]


                                       By: __________________

                                           Name:

                                           Title:


                                                             EXHIBIT IV

                                   SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";



----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
----------------------------------------------------------------------------------------------------------------------------------
                                             General Servicing Considerations
----------------------------------------------------------------------------------------------------------------------------------
                                    Policies and procedures are instituted to monitor
                                    any performance or other triggers and events of                                   X
1122(d)(1)(i)                       default in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                    If any material servicing activities are
                                    outsourced to third parties, policies and                                         X
                                    procedures are instituted to monitor the third
                                    party's performance and compliance with
1122(d)(1)(ii)                      such servicing activities.
----------------------------------------------------------------------------------------------------------------------------------
                                    Any requirements in the transaction agreements to
                                    maintain a back-up servicer for the mortgage loans
1122(d)(1)(iii)                     are maintained.
----------------------------------------------------------------------------------------------------------------------------------
                                    A fidelity bond and errors and omissions policy is
                                    in effect on the party participating in the
                                    servicing function throughout the reporting period                                X
                                    in the amount of coverage required by and
                                    otherwise in accordance with the terms of the
1122(d)(1)(iv)                      transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                            Cash Collection and Administration
----------------------------------------------------------------------------------------------------------------------------------
                                    Payments on mortgage loans are deposited into the
                                    appropriate custodial bank accounts and related
                                    bank clearing accounts no more than two business                                  X
                                    days following receipt, or such other number of
1122(d)(2)(i)                       days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                    Disbursements made via wire transfer on behalf of
                                    an obligor or to an investor are made only by                                     X
1122(d)(2)(ii)                      authorized personnel.
----------------------------------------------------------------------------------------------------------------------------------
                                    Advances of funds or guarantees regarding
                                    collections, cash flows or distributions, and any
                                    interest or other fees charged for such advances,                                 X
                                    are made, reviewed and approved as
1122(d)(2)(iii)                     specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------


                                                                 11


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                              Criteria
----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
----------------------------------------------------------------------------------------------------------------------------------
                                    The related accounts for the transaction, such as
                                    cash reserve accounts or accounts established as a
                                    form of overcollateralization, are separately                                     X
                                    maintained (e.g., with respect to commingling of
1122(d)(2)(iv)                      cash) as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                    Each custodial account is maintained at a
                                    federally insured depository institution as set
                                    forth in the transaction agreements.  For purposes
                                    of this criterion, "federally insured depository                                  X
                                    institution" with respect to a foreign financial
                                    institution means a foreign financial institution
                                    that meets the requirements of Rule 13k-1
1122(d)(2)(v)                       (b)(1) of the Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------------------------
                                    Unissued checks are safeguarded so as to prevent                                  X
1122(d)(2)(vi)                      unauthorized access.
----------------------------------------------------------------------------------------------------------------------------------
                                    Reconciliations are prepared on a monthly
                                    basis for all asset-backed securities
                                    related bank accounts, including custodial
                                    accounts and related bank clearing
                                    accounts. These reconciliations are (A)
                                    mathematically accurate; (B) prepared
                                    within 30 calendar days after the bank
                                    statement cutoff date, or such other number
                                    of days specified in the transaction                                              X
                                    agreements; (C) reviewed and approved by
                                    someone other than the person who prepared
                                    the reconciliation; and (D) contain
                                    explanations for reconciling items. These
                                    reconciling items are resolved within 90
                                    calendar days of their original identification,
                                    or such other number of days specified in the
1122(d)(2)(vii)                     transaction agreements.
----------------------------------------------------------------------------------------------------------------------------------
                                                 Investor Remittances and Reporting
                                 -----------------------------------------------------------------



                                                                 12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                               Criteria
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                    Reports to investors, including those to be
                                    filed with the Commission, are maintained in
                                    accordance with the transaction agreements and
                                    applicable Commission requirements.
                                    Specifically, such reports (A) are prepared in
                                    accordance with timeframes and other terms                                        X
                                    set forth in the transaction agreements; (B)
                                    provide information calculated in accordance
                                    with the terms specified in the transaction
                                    agreements; (C) are filed with the Commission
                                    as required by its rules and regulations; and
                                    (D) agree with investors' or the trustee's
                                    records as to the total unpaid principal
                                    balance and number of mortgage loans serviced
1122(d)(3)(i)                       by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Amounts due to investors are allocated and
                                    remitted in accordance with timeframes,                                           X
                                    distribution priority and other terms set
1122(d)(3)(ii)                      forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Disbursements made to an investor are posted
                                    within two business days to the Servicer's                                        X
                                    investor records, or such other number of
                                    days specified in the transaction
1122(d)(3)(iii)                     agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Amounts remitted to investors per the investor
                                    reports agree with cancelled checks, or other form                                X
1122(d)(3)(iv)                      of payment, or custodial bank statements.
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Pool Asset Administration
-----------------------------------------------------------------------------------------------------------------------------------
                                    Collateral or security on mortgage loans is
                                    maintained as required by the transaction                                         X
1122(d)(4)(i)                       agreements or related mortgage loan documents.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Mortgage loan and related documents are
                                    safeguarded as required by the transaction                                        X
1122(d)(4)(ii)                      agreements
-----------------------------------------------------------------------------------------------------------------------------------
                                    Any additions, removals or substitutions to the
                                    asset pool are made, reviewed and approved in                                     X
                                    accordance with any conditions or requirements
1122(d)(4)(iii)                     in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------


                                                                 13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                               Criteria
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                    Payments on mortgage loans, including any
                                    payoffs, made in accordance with the
                                    related mortgage loan documents are posted
                                    to the Servicer's obligor records
                                    maintained no more than two business days
                                    after receipt, or such other number of                                            X
                                    days specified in the transaction
                                    agreements, and allocated to principal,
                                    interest or other items (e.g., escrow) in
                                    accordance with the related mortgage loan
1122(d)(4)(iv)                      documents.
-----------------------------------------------------------------------------------------------------------------------------------
                                    The Servicer's records regarding the mortgage
                                    loans agree with the Servicer's records with                                      X
1122(d)(4)(v)                       respect to an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Changes with respect to the terms or status of an
                                    obligor's mortgage loans (e.g., loan modifications
                                    or re-agings) are made, reviewed and approved by                                  X
                                    authorized personnel in accordance with the
                                    transaction agreements and related pool asset
1122(d)(4)(vi)                      documents.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Loss mitigation or recovery actions (e.g.,
                                    forbearance plans, modifications and deeds in lieu
                                    of foreclosure, foreclosures and repossessions, as                                X
                                    applicable) are initiated, conducted and
                                    concluded in accordance with the
                                    timeframes or other requirements
1122(d)(4)(vii)                     established by the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Records documenting collection efforts are
                                    maintained during the period a mortgage loan
                                    is delinquent in accordance with the
                                    transaction agreements. Such records are
                                    maintained on at least a monthly basis, or
                                    such other period specified in the                                                X
                                    transaction agreements, and describe the
                                    entity's activities in monitoring delinquent
                                    mortgage loans including, for example, phone
                                    calls, letters and payment rescheduling plans
                                    in cases where delinquency is deemed temporary
1122(d)(4)(viii)                    (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------------------------
                                    Adjustments to interest rates or rates of return
                                    for mortgage loans with variable rates are                                        X
                                    computed based on the related mortgage loan
1122( d)( 4 )(ix)                   documents.
----------------------------------------------------------------------------------------


                                                                 14


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Applicable
                                                                                                                  Servicing
                                  Servicing Criteria                                                               Criteria
-----------------------------------------------------------------------------------------------------------------------------------
       Reference                                         Criteria
-----------------------------------------------------------------------------------------------------------------------------------
                                    Regarding any funds held in trust for an
                                    obligor (such as escrow accounts): (A) such
                                    funds are analyzed, in accordance with the
                                    obligor's mortgage loan documents, on at least
                                    an annual basis, or such other period
                                    specified in the transaction agreements; (B)
                                    interest on such funds is paid, or credited,                                      X
                                    to obligors in accordance with applicable
                                    mortgage loan documents and state laws; and
                                    (C) such funds are returned to the obligor
                                    within 30 calendar days of full repayment of
                                    the related mortgage loans, or such other
                                    number of days specified in the transaction
1122( d)( 4 )(x)                    agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Payments made on behalf of an obligor (such as
                                    tax or insurance payments) are made on or
                                    before the related penalty or expiration
                                    dates, as indicated on the appropriate bills
                                    or notices for such payments, provided that                                       X
                                    such support has been received by the servicer
                                    at least 30 calendar days prior to these
                                    dates, or such other number of days specified
1122( d)( 4 )(xi)                   in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Any late payment penalties in connection with any
                                    payment to be made on behalf of an obligor are
                                    paid from the servicer's funds and not charged to                                 X
                                    the obligor, unless the late payment was due to
1122(d)(4)(xii)                     the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Disbursements made on behalf of an obligor are
                                    posted within two business days to the
                                    obligor's records maintained by the                                               X
                                    servicer, or such other number of days
1122(d)(4)(xiii)                    specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Delinquencies, charge-offs and uncollectible
                                    accounts are recognized and recorded in accordance                                X
1122(d)(4)(xiv)                     with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------
                                    Any external enhancement or other support,
                                    identified in Item 1114(a)(1) through (3) or
                                    Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)                      set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------------------------









                                                                 15